Exhibit 99.4

SBC Medical Group Holdings and Pono Capital Two Announce Completion of Business Combination and Schedule to Begin Trading on the Nasdaq

●	SBC Medical scheduled to begin trading on Nasdaq on September 18, 2024 under the ticker symbol “SBC”

●	SBC Medical is a global owner, operator and provider of management services and products to cosmetic treatment centers

SBC Medical Group Holdings, through its subsidiaries, provides services to support the operation of clinics that deliver highly specialized medical services in the areas of cosmetic medicine, esthetic dentistry, and Androgenetic Alopecia or AGA, primarily in Japan and centered on the SBC Shonan Beauty Clinic Brand. SBC Medical and its subsidiaries now provide management services to a total of 164 franchisee treatment centers located in Japan with the support of approximately 1,639 employees globally, a majority of which are located in Japan. SBC Medical also owns and operates one treatment center in Vietnam and provides management services to one treatment center in California. (Photo: Business Wire)

September 17, 2024 07:19 PM Eastern Daylight Time

TOKYO & HONOLULU--(BUSINESS WIRE)--SBC Medical Group Holdings Incorporated (“SBC Medical”, or the “Company”), a global owner, operator and provider of management services and products to cosmetic treatment centers, and Pono Capital Two, Inc. (“Pono Capital Two”) (Nasdaq: PTWO), a special purpose acquisition company, today announced the completion of their previously announced business combination (the “Business Combination”). The Business Combination was approved at a special meeting of Pono Capital Two’s stockholders on August 23, 2024, and it closed on September 17, 2024. Beginning on September 18, 2024, SBC Medical’s shares of common stock and warrants will begin to trade on the Nasdaq Global Market and Nasdaq Capital Market (collectively, “Nasdaq”), respectively, under the ticker symbols “SBC” and “SBCWW,” respectively.

The Business Combination is expected to provide SBC Medical with improved access to sources of new capital, accelerate business alliance opportunities, facilitate the expansion of its clinic operation support business in the United States and Southeast Asia, and expand its franchise clinic network in Japan and overseas.

Management and Governance

SBC Medical will continue to be led by Yoshiyuki Aikawa, Director, Chairman and Chief Executive Officer of the Company, and the rest of the current SBC Medical management team. SBC Medical’s Board of Directors is comprised of five directors, including Yoshiyuki Aikawa, Yuya Yoshida, Ken Edahiro, Mike Sayama, and Fumitoshi Fujiwara.

Yoshiyuki Aikawa, CEO of SBC Medical, said:

“We are focused on providing premium care and value to our customers and their patients through transformative treatments and technologies that empower people to positively change their lives and meet new challenges under our ‘Group Purpose.’ Through medical innovation, we aim to contribute to improving the well-being of people where we operate. I am confident that our listing on Nasdaq can contribute to our further growth and allow us to offer our advanced consulting services to clinic networks, not only in Japan but other locations internationally, while maintaining our high standards of ‘Japan Quality.’”

Darryl Nakamoto, CEO of Pono Capital Two, said:

“We appreciate the effort and commitment of all the parties involved in this business combination. The listing of SBC Medical on Nasdaq through a business combination with Pono Capital Two is both a milestone for SBC Medical and a step toward international growth for the Company. Our belief has been that a promising Japan-based company, together with a U.S.-listed company, will help to unlock value for all our shareholders.”

SBC Medical Highlights

●	Scalable Business Model with Significant Runway: SBC Medical has a demonstrated track record of expanding its revenue base with a history of profitability.

●	Profitability Enables Continued Future Investment for Growth: The Company believes that the Business Combination will enable it to accelerate its market expansion organically and inorganically, utilizing the capital raised from the Business Combination and future access to international capital markets. Furthermore, the Business Combination is expected to enhance the Company’s profile and brand, and boost its ability to attract and retain top talent to further strengthen its competitive position.

●	Focused on High Growth Markets: The Company believes that its international reach, coupled with a strong local presence and recognized execution capability, uniquely positions it for success in the United States and Southeast Asia markets.

●	Industry Leading Talent and Local Expertise: SBC Medical is a people-first and customer-centric organization led by a low-turnover, long-tenured management team with deep experience in the medical service market.

●	New Product Lines and Product Categories on the Horizon: SBC Medical anticipates significant organic growth opportunities in sales of high-quality beauty treatment products and from the expansion of research and development of new medical technologies and equipment.

●	Going Public. SBC Medical has gone public for the purpose of enhancing its international brand and to facilitate the expansion of its clinic operation support business in the United States and Southeast Asia to accelerate growth.

●	Growth Plans. SBC Medical plans to pursue various strategic options including business alliances with leading clinics and hospital groups, mainly in the United States and Southeast Asia, as well as expand its franchise clinic network in Japan and overseas, strengthen its ability to meet the inbound demand in Japan, expand its research and development of new medical technologies and equipment, and compete in areas of regenerative medicine and anti-aging.

SBC Medical Business Overview

SBC Medical, through its subsidiaries, provides services to support the operation of clinics that deliver highly specialized medical services in the areas of cosmetic medicine, esthetic dentistry, and Androgenetic Alopecia or AGA, primarily in Japan and centered on the SBC Shonan Beauty Clinic Brand. SBC Medical and its subsidiaries now provide management services to a total of 164 franchisee treatment centers located in Japan. SBC Medical also owns and operates one treatment center in Vietnam and provides management services to one treatment center in State of California in the United States.

SBC Medical aims to realize the “Ultimate Win-Win for All” by utilizing its expertise in clinic management support that it has cultivated in the Japanese market, to expand its management services globally, and provide value to all customers.

Beauty treatment is an advanced service that provides the value of “living beautifully and healthily.” This is an area where advances in service levels and affordable prices are expected, not only through innovation in beauty treatments, but also through cutting-edge knowledge such as regenerative medicine, significant advances in medical equipment, and the use of technologies such as artificial intelligence or AI. Accordingly, unlike conventional “cosmetic surgery” in a narrow sense, SBC Medical will support the provision of advanced medical services at prices that are affordable for customers. At the same time, the Company plans to capture our customers’ needs related to cosmetics, diet products, and luxury brand products.

In addition, as the world’s population ages, the need to “live beautifully and healthily” for a longer period of time is expected to further increase, particularly in the anti-aging field. SBC Medical expects the global market to significantly expand, especially in Southeast Asia due to the increased demand for services and products by the new and growing wealthy class.

Advisors

Loeb & Loeb LLP acted as US legal counsel to Pono Capital Two and Anthony, Linder & Cacomanolis, PLLC acted as US legal counsel to SBC Medical in the transaction. EF Hutton LLC served as Capital Markets Advisor to Pono Capital Two.

About SBC Medical

SBC Medical is a global owner, operator and provider of management services and products to cosmetic treatment centers. For more information, visit https://sbc-holdings.com/

About Pono Capital Two

Pono Capital Two is a special purpose acquisition company whose business purpose is to affect a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses or entities.

Forward Looking Statements

Certain statements herein are “forward-looking statements” with respect to the proposed business combination. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “aim,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result” and similar expressions, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Many factors could cause actual future events to differ materially from the forward-looking statements contained herein, including but not limited to: (i) risks that the proposed business combination disrupts the current plans of SBC Medical; (ii) the risk that the Company will need to raise additional capital to execute its business plans, which may not be available on acceptable terms or at all; (iii) the ability of the parties to recognize the benefits of the Business Combination; (iv) the lack of useful financial information for an accurate estimate of future capital expenditures and future revenue; (v) statements regarding SBC Medical’s industry and market size; (vi) financial condition and performance of SBC Medical and Pono Capital Two, including the anticipated benefits, the implied enterprise value, the expected financial impacts of the business combination, potential level of redemptions of Pono Capital Two’s public stockholders, the financial condition, liquidity, results of operations, the products, the expected future performance and market opportunities of SBC Medical; and (vii) those factors discussed in Pono Capital Two’s filings with the SEC, including without limitation the definitive proxy statement filed as of August 12, 2024. You should carefully consider the foregoing factors and the other risks and uncertainties that are described in the “Risk Factors” section of such definitive proxy statement and other documents to be filed by Pono Capital Two from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and while SBC Medical and Pono Capital Two may elect to update these forward-looking statements at some point in the future, they assume no obligation to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise, subject to applicable law. None of SBC Medical or Pono Capital Two gives any assurance that SBC Medical and Pono Capital Two will achieve their respective expectations.

Contacts

In Asia:
SBC Medical Group Holdings Incorporated
Hikaru Fukui / Head of Investor Relations
E-mail: ir@sbc-holdings.com

In the US:
ICR LLC
Bill Zima / Managing Partner
Email: bill.zima@icrinc.com

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